UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 07, 2022

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 7, 2022, the Company issued a press release announcing that it has initiated the Phase 3 KONFIDENT clinical trial evaluating the safety and efficacy of KVD900 as the first potential oral, on-demand therapy for hereditary angioedema (HAE) attacks. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01 Other Events.

On March 7, 2022, the Company announced that it has initiated the Phase 3 KONFIDENT clinical trial evaluating the safety and efficacy of KVD900 as the first potential oral, on-demand therapy for hereditary angioedema (HAE) attacks.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated March 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are subject to numerous risks and uncertainties, including the potential impact of the ongoing COVID-19 pandemic, that could cause actual results to differ materially from what we expect. Examples of forward-looking statements include, among others, timing or outcomes of communications with the FDA, our expectations about safety and efficacy of our product candidates and timing of clinical trials and its results, our ability to commence clinical studies or complete ongoing clinical studies, including our Phase 3 KONFIDENT and Phase 2 KOMPLETE clinical trials, and to obtain regulatory approvals for KVD900, KVD824 and other candidates in development, the ability of KVD900, KVD824 and other candidates in development to treat HAE or DME, and the future progress and potential success of our oral Factor XIIa program. Further information on potential risk factors that could affect our business and financial results are detailed in our filings with the Securities and Exchange Commission, including in our annual report on Form 10-K for the year ended April 30, 2021, our quarterly reports on Form 10-Q, and our other reports that we may make from time to time with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date:	March 7, 2022	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko Chief Business Officer and Chief Financial Officer